Filed pursuant to Rule 497(e)

Registration Nos. 333-221764, 811-23312

FIRE Funds™ Wealth Builder ETF (FIRS)

FIRE Funds™ Income Target ETF (FIRI)

(each a “Fund,” together, the “Funds”)

each listed on NYSE Arca, Inc.

Supplement dated October 10, 2025

to the Summary Prospectuses, Prospectus,

and Statement of Additional Information (“SAI”),

each dated November 8, 2024

Tidal Investments LLC (“Tidal”), the Funds’ investment adviser, informed the Board of Trustees (the “Board”) of Tidal Trust III of their view that each Fund could not conduct its business and operations in a viable manner over the long term due to the Fund’s inability to attract sufficient investment assets, and recommended that each Fund’s closure and liquidation would be in the best interests of such Fund and its shareholders. The Board determined, after considering the recommendation of Tidal, that it is in the best interests of the Funds and their shareholders to liquidate and terminate the Funds as described below.

In preparation for the liquidation, shares of the Funds will cease trading on NYSE Arca, Inc. and will be closed to purchase by investors as of the close of regular trading on NYSE Arca, Inc. on October 24, 2025 (the “Closing Date”). The Funds will not accept purchase orders after the Closing Date.

Shareholders may sell their holdings in the Funds prior to the Closing Date and customary brokerage charges may apply to these transactions. However, from October 24, 2025 through October 30, 2025 (the “Liquidation Date”), shareholders may be able to sell their shares only to certain broker-dealers and there is no assurance that there will be a market for the Funds’ shares during this time period. Between the Closing Date and the Liquidation Date, the Funds will be in the process of closing down and liquidating their portfolios. This process will result in each Fund increasing its cash holdings, and the Funds will no longer be pursuing their investment objectives and principal investment strategies.

On or about the Liquidation Date, each Fund will liquidate its assets and distribute cash pro rata to all shareholders of record who have not previously redeemed or sold their shares, subject to any required withholding. Liquidation proceeds paid to shareholders generally should be treated as received in exchange for shares and will therefore be treated as a taxable event giving rise to a capital gain or loss depending on a shareholder’s tax basis. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. In addition, these payments to shareholders may include distributions of accrued capital gains and dividends. As calculated on the Liquidation Date, each Fund’s net asset value will reflect all transactional costs associated with the liquidation of the Fund. Once the distributions are complete, the Funds will terminate.

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For more information, please contact the Funds at (855) 514-2777.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI.